                                                                      Exhibit 20




                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on February 17, 2004 and covers activity from December 26, 2004 through January 26, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 6th day of Fabruary, 2004.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                            Trust Totals
-----------------                                            ------------

Number of days in period                                               32
Beginning Principal Receivable Balance                  25,908,861,451.77
Special Funding Account Balance                                      0.00
Beginning Total Principal Balance                       25,908,861,451.77

Finance Charge Collections (excluding                      251,186,593.98
  Discount Option & Recoveries)
Discount Percentage                                                 2.00%
Discount Option Receivables Collections                    123,534,521.31
Premium Option Receivables Collections                               0.00
Recoveries                                                  16,988,353.50
Total Collections of Finance Charge Receivables            391,709,468.79
Total Collections of Principal Receivables               6,053,191,543.96
Monthly Payment Rate                                             21.9032%
Defaulted amount                                           119,817,458.98
Annualized Default Rate                                           5.4850%
Trust Portfolio Yield                                            11.9699%
New Principal Receivables                                5,180,723,891.46
Ending Principal Receivables Balance                    24,916,576,340.29
Ending Required Minimum Principal Balance               20,731,250,000.00
Ending Transferor Amount                                 5,541,576,340.29
Ending Special Funding Account Balance                               0.00
Ending Total Principal Balance                          24,916,576,340.29



B. Series Allocations                                        Series 1999-1       Series 1999-2      Series 1999-3      Series 1999-5
---------------------                                        -------------       -------------      -------------      -------------
Group Number                                                             1                   1                  2                  2
Invested Amount                                           1,000,000,000.00      500,000,000.00   1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                                  1,000,000,000.00      500,000,000.00   1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                                     0.00                0.00               0.00               0.00
Series Required Transferor Amount                            70,000,000.00       35,000,000.00      70,000,000.00      35,000,000.00
Series Allocation Percentage                                         5.16%               2.58%              5.16%              2.58%
Series Alloc. Finance Charge Collections                     20,217,262.91       10,108,631.45      20,217,262.91      10,108,631.45
Series Allocable Recoveries                                     876,818.25          438,409.12         876,818.25         438,409.12
Series Alloc. Principal Collections                         312,422,789.37      156,211,394.68     312,422,789.37     156,211,394.68
Series Allocable Defaulted Amount                             6,184,126.91        3,092,063.46       6,184,126.91       3,092,063.46

B. Series Allocations                     Series 2000-1      Series 2000-2       Series 2000-3      Series 2000-4      Series 2000-5
---------------------                     -------------      -------------       -------------      -------------      -------------

Group Number                                          1                  2                   2                  2                  2
Invested Amount                          500,000,000.00     500,000,000.00    1,000,000,000.00   1,212,122,000.00     787,878,000.00
Adjusted Invested Amount                 500,000,000.00     500,000,000.00    1,000,000,000.00   1,212,122,000.00     787,878,000.00
Principal Funding Account Balance                  0.00               0.00                0.00               0.00               0.00
Series Required Transferor Amount         35,000,000.00      35,000,000.00       70,000,000.00      84,848,540.00      55,151,460.00
Series Allocation Percentage                      2.58%              2.58%               5.16%              6.26%              4.07%
Series Alloc. Finance Charge Collections  10,108,631.45      10,108,631.45       20,217,262.91      24,505,789.15      15,928,736.66
Series Allocable Recoveries                  438,409.12         438,409.12          876,818.25       1,062,810.68         690,825.81
Series Alloc. Principal Collections      156,211,394.68     156,211,394.68      312,422,789.37     378,694,536.29     246,151,042.44
Series Allocable Defaulted Amount          3,092,063.46       3,092,063.46        6,184,126.91       7,495,916.28       4,872,337.55

B. Series Allocations                     Series 2001-1      Series 2001-2       Series 2001-3      Series 2001-4      Series 2001-5
---------------------                     -------------      -------------       -------------      -------------      -------------

Group Number                                          2                  1                   2                  2                  2
Invested Amount                          750,000,000.00     250,000,000.00      750,000,000.00     725,000,000.00     500,000,000.00
Adjusted Invested Amount                 750,000,000.00     250,000,000.00      750,000,000.00     725,000,000.00     500,000,000.00
Principal Funding Account Balance                  0.00               0.00                0.00               0.00               0.00
Series Required Transferor Amount         52,500,000.00      17,500,000.00       52,500,000.00      50,750,000.00      35,000,000.00
Series Allocation Percentage                      3.87%              1.29%               3.87%              3.74%              2.58%
Series Alloc. Finance Charge Collections  15,162,947.18       5,054,315.73       15,162,947.18      14,657,515.61      10,108,631.45
Series Allocable Recoveries                  657,613.68         219,204.56          657,613.68         635,693.23         438,409.12
Series Alloc. Principal Collections      234,317,092.02      78,105,697.34      234,317,092.02     226,506,522.29     156,211,394.68
Series Allocable Defaulted Amount          4,638,095.19       1,546,031.73        4,638,095.19       4,483,492.01       3,092,063.46

B. Series Allocations                     Series 2001-6      Series 2001-7       Series 2002-1      Series 2002-2      Series 2002-3
---------------------                     -------------      -------------       -------------      -------------      -------------

Group Number                                          2                  2                   2                  2                  2
Invested Amount                          700,000,000.00     650,000,000.00      920,000,000.00     940,000,000.00     920,000,000.00
Adjusted Invested Amount                 700,000,000.00     650,000,000.00      920,000,000.00     940,000,000.00     920,000,000.00
Principal Funding Account Balance                  0.00               0.00                0.00               0.00               0.00
Series Required Transferor Amount         49,000,000.00      45,500,000.00       64,400,000.00      65,800,000.00      64,400,000.00
Series Allocation Percentage                      3.61%              3.35%               4.75%              4.85%              4.75%
Series Alloc. Finance Charge Collections  14,152,084.03      13,141,220.89       18,599,881.87      19,004,227.13      18,599,881.87
Series Allocable Recoveries                  613,772.77         569,931.86          806,672.79         824,209.15         806,672.79
Series Alloc. Principal Collections      218,695,952.56     203,074,813.09      287,428,966.22     293,677,422.00     287,428,966.22
Series Allocable Defaulted Amount          4,328,888.84       4,019,682.49        5,689,396.76       5,813,079.30       5,689,396.76

B. Series Allocations                     Series 2002-4      Series 2002-5       Series 2002-6      Series 2003-1      Series 2003-2
---------------------                     -------------      -------------       -------------      -------------      -------------

Group Number                                          2                  2                   2                  2                  2
Invested Amount                          500,000,000.00     600,000,000.00      720,000,000.00     920,000,000.00   1,100,000,000.00
Adjusted Invested Amount                 500,000,000.00     600,000,000.00      720,000,000.00     920,000,000.00   1,100,000,000.00
Principal Funding Account Balance                  0.00               0.00                0.00               0.00               0.00
Series Required Transferor Amount         35,000,000.00      42,000,000.00       50,400,000.00      64,400,000.00      77,000,000.00
Series Allocation Percentage                      2.58%              3.10%               3.72%              4.75%              5.68%
Series Alloc. Finance Charge Collections  10,108,631.45      12,130,357.74       14,556,429.29      18,599,881.87      22,238,989.20
Series Allocable Recoveries                  438,409.12         526,090.95          631,309.14         806,672.79         964,500.07
Series Alloc. Principal Collections      156,211,394.68     187,453,673.62      224,944,408.34     287,428,966.22     343,665,068.30
Series Allocable Defaulted Amount          3,092,063.46       3,710,476.15        4,452,571.38       5,689,396.76       6,802,539.61




B. Series Allocations                          Series 2003-3    Series 2003-4                                            Trust Total
---------------------                          -------------    -------------                                            -----------
Group Number                                               2                1
Invested Amount                               750,000,000.00   680,000,000.00                                      19,375,000,000.00
Adjusted Invested Amount                      750,000,000.00   680,000,000.00                                      19,375,000,000.00
Principal Funding Account Balance                       0.00             0.00                                                   0.00
Series Required Transferor Amount              52,500,000.00    47,600,000.00                                       1,356,250,000.00
Series Allocation Percentage                           3.87%            3.51%                                                   100%
Series Alloc. Finance Charge Collections       15,162,947.18    13,747,738.78                                         391,709,468.79
Series Allocable Recoveries                       657,613.68       596,236.41                                          16,988,353.50
Series Alloc. Principal Collections           234,317,092.02   212,447,496.77                                       6,053,191,543.96
Series Allocable Defaulted Amount               4,638,095.19     4,205,206.30                                         119,817,458.98

C. Group Allocations
--------------------

1. Group 1 Allocations                         Series 1999-1    Series 1999-2    Series 2000-1    Series 2001-2        Series 2003-4
----------------------                         -------------    -------------    -------------    -------------        -------------

Investor Finance Charge Collections            15,122,394.97     7,561,197.49     7,559,372.49     3,779,686.24        10,280,746.58

Investor Monthly Interest                       4,463,229.17     2,364,010.42     2,848,750.00     1,102,942.71           986,481.67
Investor Default Amount                         4,624,574.46     2,312,287.23     2,312,287.23     1,156,143.62         3,144,710.63
Investor Monthly Fees                           1,666,666.67       833,333.33       833,333.33       416,666.67         1,133,333.33
Investor Additional Amounts                             0.00             0.00             0.00             0.00                 0.00
Total                                          10,754,470.29     5,509,630.98     5,994,370.56     2,675,752.99         5,264,525.63

Realloc. Investor Finance Charge Collections   15,122,394.97     7,561,197.49     7,559,372.49     3,779,686.24        10,280,746.58
Available Excess                                4,367,924.68     2,051,566.51     1,565,001.92     1,103,933.25         5,016,220.95

1. Group 1 Allocations                                                                                                 Group 1 Total
----------------------                                                                                                 -------------

Investor Finance Charge Collections                                                                                    44,303,397.77

Investor Monthly Interest                                                                                              11,765,413.96
Investor Default Amount                                                                                                13,550,003.17
Investor Monthly Fees                                                                                                   4,883,333.33
Investor Additional Amounts                                                                                                     0.00
Total                                                                                                                  30,198,750.46

Realloc. Investor Finance Charge Collections                                                                           44,303,397.77
Available Excess                                                                                                       14,104,647.30

2. Group 2 Allocations                                          Series 1999-3    Series 1999-5    Series 2000-2        Series 2000-3
----------------------                                          -------------    -------------    -------------        -------------

Investor Finance Charge Collections                             15,122,225.97     7,559,372.49     7,559,372.49        15,118,744.97

Investor Monthly Interest                                        1,213,162.50       651,704.17       618,578.13         1,224,666.67
Investor Default Amount                                          4,624,574.46     2,312,287.23     2,312,287.23         4,624,574.46
Investor Monthly Fees                                            1,666,666.67       833,333.33       833,333.33         1,666,666.67
Investor Additional Amounts                                              0.00             0.00             0.00                 0.00
Total                                                            7,504,403.63     3,797,324.73     3,764,198.69         7,515,907.79

Realloc. Investor Finance Charge Collections                    15,122,225.97     7,559,372.49     7,559,372.49        15,118,744.97
Available Excess                                                 7,617,822.34     3,762,047.76     3,795,173.80         7,602,837.18

2. Group 2 Allocations                         Series 2000-4    Series 2000-5    Series 2001-1    Series 2001-3        Series 2001-4
----------------------                         -------------    -------------    -------------    -------------        -------------

Investor Finance Charge Collections            18,325,763.39    11,911,726.55    11,339,058.73    11,339,058.73        10,961,090.10

Investor Monthly Interest                       1,528,029.07       958,134.83       920,803.13       906,400.00           882,500.21
Investor Default Amount                         5,605,548.44     3,643,600.48     3,468,430.85     3,468,430.85         3,352,816.48
Investor Monthly Fees                           2,020,203.33     1,313,130.00     1,250,000.00     1,250,000.00         1,208,333.33
Investor Additional Amounts                             0.00             0.00             0.00             0.00                 0.00
Total                                           9,153,780.84     5,914,865.31     5,639,233.97     5,624,830.85         5,443,650.03

Realloc. Investor Finance Charge Collections   18,325,763.39    11,911,726.55    11,339,058.73    11,339,058.73        10,961,090.10
Investment Funding Account Proceeds                   994.00
Available Excess                                9,172,976.55     5,996,861.24     5,699,824.76     5,714,227.88         5,517,440.08




2. Group 2 Allocations                        Series 2001-5    Series 2001-6     Series 2001-7    Series 2002-1       Series 2002-2
----------------------                        -------------    -------------     -------------    -------------       -------------
Investor Finance Charge Collections            7,559,372.49    10,583,121.48      9,827,184.23    13,909,245.37       14,211,620.27

Investor Monthly Interest                        634,447.92       845,235.42        785,338.13     1,115,308.33        1,134,771.92
Investor Default Amount                        2,312,287.23     3,237,202.12      3,005,973.40     4,254,608.50        4,347,099.99
Investor Monthly Fees                            833,333.33     1,166,666.67      1,083,333.33     1,533,333.33        1,566,666.67
Investor Additional Amounts                            0.00             0.00              0.00             0.00                0.00
Total                                          3,780,068.48     5,249,104.21      4,874,644.86     6,903,250.17        7,048,538.58

Realloc. Investor Finance Charge Collections   7,559,372.49    10,583,121.48      9,827,184.23    13,909,245.37       14,211,620.27
Investment Funding Account Proceeds
Available Excess                               3,779,304.01     5,334,017.27      4,952,539.37     7,005,995.20        7,163,081.70

2. Group 2 Allocations                        Series 2002-3    Series 2002-4     Series 2002-5    Series 2002-6       Series 2003-1
----------------------                        -------------    -------------     -------------    -------------       -------------

Investor Finance Charge Collections           13,909,245.37     7,559,372.49      9,071,246.98    10,885,496.38       13,909,245.37

Investor Monthly Interest                      1,109,953.17       567,668.75        756,800.00       891,825.00        1,119,314.17
Investor Default Amount                        4,254,608.50     2,312,287.23      2,774,744.68     3,329,693.61        4,254,608.50
Investor Monthly Fees                          1,533,333.33       833,333.33      1,000,000.00     1,200,000.00        1,533,333.33
Investor Additional Amounts                            0.00             0.00              0.00             0.00                0.00
Total                                          6,897,895.00     3,713,289.31      4,531,544.68     5,421,518.61        6,907,256.00

Realloc. Investor Finance Charge Collections  13,909,245.37     7,559,372.49      9,071,246.98    10,885,496.38       13,909,245.37
Investment Funding Account Proceeds
Available Excess                               7,011,350.37     3,846,083.17      4,539,702.31     5,463,977.77        7,001,989.37

2. Group 2 Allocations                        Series 2003-2    Series 2003-3                                          Group 2 Total
----------------------                        -------------    -------------                                          -------------

Investor Finance Charge Collections           16,630,619.47    11,339,058.73                                         248,631,242.05

Investor Monthly Interest                      1,340,680.00       911,040.63                                          20,116,362.11
Investor Default Amount                        5,087,031.91     3,468,430.85                                          76,051,127.01
Investor Monthly Fees                          1,833,333.33     1,250,000.00                                          27,408,333.33
Investor Additional Amounts                            0.00             0.00                                                   0.00
Total                                          8,261,045.24     5,629,471.47                                         123,575,822.45

Realloc. Investor Finance Charge Collections  16,630,619.47    11,339,058.73                                         248,631,242.05
Investment Funding Account Proceeds                                                                                          994.00
Available Excess                               8,369,574.23     5,709,587.26                                         125,056,413.60




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                          269,431,100
61-90 Days Delinquent:                          166,222,691
90+ Days Delinquent:                            279,049,330
Total 30+ Days Delinquent:                      714,703,121



II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations        Interest             Interest
----------------------------------                      -----------      --------------        ------------
Beginning Invested /Transferor Amount              1,337,231,558.80    1,000,000,000.00     337,231,558.80
Beginning Adjusted Invested Amount                              N/A    1,000,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               20,217,262.91       15,122,394.97       5,098,517.93
Collections of Principal Receivables                 312,422,789.37      233,634,023.45      78,788,765.92
Defaulted Amount                                       6,184,126.91        4,624,574.46       1,559,552.45

Ending Invested / Transferor Amounts               1,286,016,843.37    1,000,000,000.00     286,016,843.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                     Class A              Class B          Interest                  Total
--------------------------------------                     -------              -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                       4,325,000.00                0.00               0.00          4,325,000.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               5.6000%             5.8500%            1.9500%
Monthly Interest Due                                   4,036,666.67          292,500.00         134,062.50          4,463,229.17
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                     4,036,666.67          292,500.00         134,062.50          4,463,229.17
Investor Default Amount                                4,000,256.91          277,474.47         346,843.08          4,624,574.46
Investor Monthly Fees Due                              1,441,666.67          100,000.00         125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                              9,478,590.24          669,974.47         605,905.58         10,754,470.29

Reallocated Investor Finance Charge Collections                                                                    15,122,394.97
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                             3,650.00
Series Adjusted Portfolio Yield                                                                                         11.9741%
Base Rate                                                                                                                6.7800%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       865,000,000.00       60,000,000.00      75,000,000.00      1,000,000,000.00
Interest Distributions                                 4,036,666.67          292,500.00         134,062.50          4,463,229.17
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                    4,036,666.67          292,500.00         134,062.50          4,463,229.17
Ending Certificates Balance                          865,000,000.00       60,000,000.00      75,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.67

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional In                                  $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $134,062.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $134,062.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,080,871.65

       a. Class A Monthly Interest:                              $4,036,666.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,000,256.91
       e. Excess Spread:                                         $5,043,948.07

   2.  Class B Available Funds:                                    $907,343.70

       a. Class B Monthly Interest:                                $292,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $614,843.70

   3.  Collateral Available Funds:                               $1,134,179.62

       a. Excess Spread:                                         $1,134,179.62

   4.  Total Excess Spread:                                      $6,792,971.40

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 1999-1 Allocable Principal
       Collections:                                            $312,422,789.37

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:          $233,634,023.45

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $233,634,023.45

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,624,574.46

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $238,258,597.91

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $75,000,000.00

   2.  Required Collateral Invested Amount:                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $238,258,597.91

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                            $6,792,971.40
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $277,474.47
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $134,062.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $346,843.08
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,367,924.68

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.7800%
       b. Prior Monthly Period                                         7.2126%
       c. Second Prior Monthly Period                                  7.9658%

   2.  Three Month Average Base Rate                                   7.3195%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9741%
       b. Prior Monthly Period                                        12.8422%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4588%



III. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations        Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount                668,615,779.40      500,000,000.00     168,615,779.40
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               10,108,631.45        7,561,197.49       2,549,258.97
Collections of Principal Receivables                 156,211,394.68      116,817,011.72      39,394,382.96
Defaulted Amount                                       3,092,063.46        2,312,287.23         779,776.23

Ending Invested / Transferor Amounts                 643,008,421.68      500,000,000.00     143,008,421.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                       2,162,500.00                0.00               0.00          2,162,500.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               5.9500%             6.1000%            1.9500%
Monthly Interest Due                                   2,144,479.17          152,500.00          67,031.25          2,364,010.42
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                     2,144,479.17          152,500.00          67,031.25          2,364,010.42
Investor Default Amount                                2,000,128.45          138,737.23         173,421.54          2,312,287.23
Investor Monthly Fees Due                                720,833.33           50,000.00          62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                              4,865,440.95          341,237.23         302,952.79          5,509,630.98

Reallocated Investor Finance Charge Collections                                                                     7,561,197.49
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                             1,825.00
Series Adjusted Portfolio Yield                                                                                         11.9741%
Base Rate                                                                                                                7.0729%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       432,500,000.00       30,000,000.00      37,500,000.00        500,000,000.00
Interest Distributions                                 2,144,479.17          152,500.00          67,031.25          2,364,010.42
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                    2,144,479.17          152,500.00          67,031.25          2,364,010.42
Ending Certificates Balance                          432,500,000.00       30,000,000.00      37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $67,031.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $67,031.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,540,435.83

       a. Class A Monthly Interest:                              $2,144,479.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,000,128.45
       e. Excess Spread:                                         $2,395,828.20

   2.  Class B Available Funds:                                    $453,671.85

       a. Class B Monthly Interest:                                $152,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $301,171.85

   3.  Collateral Available Funds:                                 $567,089.81

       a. Excess Spread:                                           $567,089.81

   4.  Total Excess Spread:                                      $3,264,089.86

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $156,211,394.68

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $116,817,011.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $116,817,011.72

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,312,287.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $119,129,298.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $119,129,298.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                            $3,264,089.86
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $138,737.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $67,031.25
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $173,421.54
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $2,051,566.51

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.0729%
       b. Prior Monthly Period                                         7.5244%
       c. Second Prior Monthly Period                                  8.3110%

   2.  Three Month Average Base Rate                                   7.6361%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9741%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4574%



IV.  Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series        Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations         Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount              1,337,231,558.80    1,000,000,000.00     337,231,558.80
Beginning Adjusted Invested Amount                              N/A    1,000,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               20,217,262.91       15,122,225.97       5,098,517.93
Collections of Principal Receivables                 312,422,789.37      233,634,023.45      78,788,765.92
Defaulted Amount                                       6,184,126.91        4,624,574.46       1,559,552.45

Ending Invested / Transferor Amounts               1,286,016,843.37    1,000,000,000.00     286,016,843.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                       4,125,000.00                0.00               0.00          4,125,000.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2400%             1.4400%            1.9500%
Monthly Interest Due                                     937,750.00          105,600.00         169,812.50          1,213,162.50
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       937,750.00          105,600.00         169,812.50          1,213,162.50
Investor Default Amount                                3,815,273.93          369,965.96         439,334.57          4,624,574.46
Investor Monthly Fees Due                              1,375,000.00          133,333.33         158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,128,023.93          608,899.29         767,480.41          7,504,403.63

Reallocated Investor Finance Charge Collections                                                                    15,122,225.97
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                             3,481.00
Series Adjusted Portfolio Yield                                                                                         11.9739%
Base Rate                                                                                                                3.1853%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       825,000,000.00       80,000,000.00      95,000,000.00      1,000,000,000.00
Interest Distributions                                   937,750.00          105,600.00         169,812.50          1,213,162.50
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      937,750.00          105,600.00         169,812.50          1,213,162.50
Ending Certificates Balance                          825,000,000.00       80,000,000.00      95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.14

   3.  Amount of the distribution in
       respect of  Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.32

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.32

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $169,812.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $169,812.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,475,836.43

       a. Class A Monthly Interest:                                $937,750.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,815,273.93
       e. Excess Spread:                                         $7,722,812.50

   2.  Class B Available Funds:                                  $1,209,778.08

       a. Class B Monthly Interest:                                $105,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,104,178.08

   3.  Collateral Available Funds:                               $1,436,611.47

       a. Excess Spread:                                         $1,436,611.47

   4.  Total Excess Spread:                                     $10,263,602.04

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 1999-3 Allocable Principal
       Collections:                                            $312,422,789.37

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:          $233,634,023.45

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $233,634,023.45

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,624,574.46

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $238,258,597.91

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $238,258,597.91

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                           $10,263,602.04
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $369,965.96
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $169,812.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $439,334.57
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,617,822.34

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1853%
       b. Prior Monthly Period                                         3.3676%
       c. Second Prior Monthly Period                                  3.5347%

   2.  Three Month Average Base Rate                                   3.3625%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9739%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4574%



V. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations         Interest            Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount                668,615,779.40      500,000,000.00     168,615,779.40
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               10,108,631.45        7,559,372.49       2,549,258.97
Collections of Principal Receivables                 156,211,394.68      116,817,011.72      39,394,382.96
Defaulted Amount                                       3,092,063.46        2,312,287.23         779,776.23

Ending Invested / Transferor Amounts                 643,008,421.68      500,000,000.00     143,008,421.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.3400%             1.5800%            2.0000%
Monthly Interest Due                                     506,687.50           57,933.33          87,083.33            651,704.17
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       506,687.50           57,933.33          87,083.33            651,704.17
Investor Default Amount                                1,907,636.97          184,982.98         219,667.29          2,312,287.23
Investor Monthly Fees Due                                687,500.00           66,666.67          79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,101,824.47          309,582.98         385,917.29          3,797,324.73

Reallocated Investor Finance Charge Collections                                                                     7,559,372.49
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.2851%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00
Interest Distributions                                   506,687.50           57,933.33          87,083.33            651,704.17
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      506,687.50           57,933.33          87,083.33            651,704.17
Ending Certificates Balance                          412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.23

   2 . Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.23

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.45

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.45

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $87,083.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $87,083.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,236,482.30

       a. Class A Monthly Interest:                                $506,687.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,907,636.97
       e. Excess Spread:                                         $3,822,157.84

   2.  Class B Available Funds:                                    $604,749.80

       a. Class B Monthly Interest:                                 $57,933.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $546,816.47

   3.  Collateral Available Funds:                                 $718,140.39

       a. Excess Spread:                                           $718,140.39

   4.  Total Excess Spread:                                      $5,087,114.69

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $156,211,394.68

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $116,817,011.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $116,817,011.72

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,312,287.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $119,129,298.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $119,129,298.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                            $5,087,114.69
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $184,982.98
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $87,083.33
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $219,667.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,762,047.76

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2851%
       b. Prior Monthly Period                                         3.4674%
       c. Second Prior Monthly Period                                  3.6345%

   2.  Three Month Average Base Rate                                   3.4623%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



VI. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocation          Interest            Interest
----------------------------------                      ----------       -------------         -----------
Beginning Invested /Transferor Amount                668,615,779.40      500,000,000.00     168,615,779.40
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               10,108,631.45        7,559,372.49       2,549,258.97
Collections of Principal Receivables                 156,211,394.68      116,817,011.72      39,394,382.96
Defaulted Amount                                       3,092,063.46        2,312,287.23         779,776.23

Ending Invested / Transferor Amounts                 643,008,421.68      500,000,000.00     143,008,421.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               7.2000%             7.4000%            2.0000%
Monthly Interest Due                                   2,595,000.00          185,000.00          68,750.00          2,848,750.00
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                     2,595,000.00          185,000.00          68,750.00          2,848,750.00
Investor Default Amount                                2,000,128.45          138,737.23         173,421.54          2,312,287.23
Investor Monthly Fees Due                                720,833.33           50,000.00          62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                              5,315,961.79          373,737.23         304,671.54          5,994,370.56

Reallocated Investor Finance Charge Collections                                                                     7,559,372.49
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                8.1452%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       432,500,000.00       30,000,000.00      37,500,000.00        500,000,000.00
Interest Distributions                                 2,595,000.00          185,000.00          68,750.00          2,848,750.00
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                    2,595,000.00          185,000.00          68,750.00          2,848,750.00
Ending Certificates Balance                          432,500,000.00       30,000,000.00      37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $6.00

   2 . Amount of the distribution in
       respect of Class A Monthly Interest:                              $6.00

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $68,750.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $68,750.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of such reductions in the
       Collateral
       Invested Amount:                                                  $0.00
                                     - 28 -

J. Application of Reallocated Investor Finance Charge Collections.

   1 . Class A Available Funds:                                  $6,538,857.20

       a. Class A Monthly Interest:                              $2,595,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,000,128.45
       e. Excess Spread:                                         $1,943,728.75

   2.  Class B Available Funds:                                    $453,562.35

       a. Class B Monthly Interest:                                $185,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $268,562.35

   3.  Collateral Available Funds:                                 $566,952.94

       a. Excess Spread:                                           $566,952.94

   4.  Total Excess Spread:                                      $2,779,244.03

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $156,211,394.68

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $116,817,011.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $116,817,011.72

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,312,287.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $119,129,298.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $119,129,298.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                            $2,779,244.03
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $138,737.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $68,750.00
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $173,421.54
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,565,001.92

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.1452%
       b. Prior Monthly Period                                         8.6657%
       c. Second Prior Monthly Period                                  9.5741%

   2.  Three Month Average Base Rate                                   8.7950%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



VII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations        Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount                668,615,779.40      500,000,000.00     168,615,779.40
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               10,108,631.45        7,559,372.49       2,549,258.97
Collections of Principal Receivables                 156,211,394.68      116,817,011.72      39,394,382.96
Defaulted Amount                                       3,092,063.46        2,312,287.23         779,776.23

Ending Invested / Transferor Amounts                 643,008,421.68      500,000,000.00     143,008,421.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2650%             1.4500%            2.0000%
Monthly Interest Due                                     478,328.13           53,166.67          87,083.33            618,578.13
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       478,328.13           53,166.67          87,083.33            618,578.13
Investor Default Amount                                1,907,636.97          184,982.98         219,667.29          2,312,287.23
Investor Monthly Fees Due                                687,500.00           66,666.67          79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,073,465.09          304,816.31         385,917.29          3,764,198.69

Reallocated Investor Finance Charge Collections                                                                     7,559,372.49
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.2118%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00
Interest Distributions                                   478,328.13           53,166.67          87,083.33            618,578.13
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      478,328.13           53,166.67          87,083.33            618,578.13
Ending Certificates Balance                          412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.16

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $87,083.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $87,083.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,236,482.30

       a. Class A Monthly Interest:                                $478,328.13
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,907,636.97
       e. Excess Spread:                                         $3,850,517.21

   2.  Class B Available Funds:                                    $604,749.80

       a. Class B Monthly Interest:                                 $53,166.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $551,583.13

   3.  Collateral Available Funds:                                 $718,140.39

       a. Excess Spread:                                           $718,140.39

   4.  Total Excess Spread:                                      $5,120,240.73

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $156,211,394.68

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $116,817,011.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $116,817,011.72

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,312,287.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $119,129,298.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $119,129,298.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                            $5,120,240.73
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $184,982.98
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $87,083.33
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $219,667.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,795,173.80

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2118%
       b. Prior Monthly Period                                         3.3941%
       c. Second Prior Monthly Period                                  3.5613%

   2.  Three Month Average Base Rate                                   3.3891%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



VIII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest            Interest
----------------------------------                     -----------       --------------        -----------
Beginning Invested /Transferor Amount              1,337,231,558.80    1,000,000,000.00     337,231,558.80
Beginning Adjusted Invested Amount                              N/A    1,000,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               20,217,262.91       15,118,744.97       5,098,517.93
Collections of Principal Receivables                 312,422,789.37      233,634,023.45      78,788,765.92
Defaulted Amount                                       6,184,126.91        4,624,574.46       1,559,552.45

Ending Invested / Transferor Amounts               1,286,016,843.37    1,000,000,000.00     286,016,843.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2600%             1.4500%            1.9000%
Monthly Interest Due                                     952,875.00          106,333.33         165,458.33          1,224,666.67
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       952,875.00          106,333.33         165,458.33          1,224,666.67
Investor Default Amount                                3,815,273.93          369,965.96         439,334.57          4,624,574.46
Investor Monthly Fees Due                              1,375,000.00          133,333.33         158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,143,148.93          609,632.62         763,126.24          7,515,907.79

Reallocated Investor Finance Charge Collections                                                                    15,118,744.97
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1980%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                   Total
--------------------------------------------                -------             -------        ----------                  -----

Beginning Certificates Balance                       825,000,000.00       80,000,000.00      95,000,000.00      1,000,000,000.00
Interest Distributions                                   952,875.00          106,333.33         165,458.33          1,224,666.67
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      952,875.00          106,333.33         165,458.33          1,224,666.67
Ending Certificates Balance                          825,000,000.00       80,000,000.00      95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.16

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $165,458.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $165,458.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,472,964.60

       a. Class A Monthly Interest:                                $952,875.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,815,273.93
       e. Excess Spread:                                         $7,704,815.67

   2.  Class B Available Funds:                                  $1,209,499.60

       a. Class B Monthly Interest:                                $106,333.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,103,166.26

   3.  Collateral Available Funds:                               $1,436,280.77

       a. Excess Spread:                                         $1,436,280.77

   4.  Total Excess Spread:                                     $10,244,262.71

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2000-3 Allocable Principal
       Collections:                                            $312,422,789.37

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:          $233,634,023.45

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $233,634,023.45

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,624,574.46

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $238,258,597.91

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $238,258,597.91

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                           $10,244,262.71
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $369,965.96
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $165,458.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $439,334.57
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,602,837.18

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1980%
       b. Prior Monthly Period                                         3.3803%
       c. Second Prior Monthly Period                                  3.5475%

   2.  Three Month Average Base Rate                                   3.3752%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



IX. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations         Interest            Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount              1,620,887,791.52    1,212,122,000.00     408,765,791.52
Beginning Adjusted Invested Amount                              N/A    1,212,122,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               24,505,789.15       18,326,757.39       6,180,025.75
Collections of Principal Receivables                 378,694,536.29      283,192,939.77      95,501,596.52
Defaulted Amount                                       7,495,916.28        5,605,548.44       1,890,367.84

Ending Invested / Transferor Amounts               1,558,809,308.22    1,212,122,000.00     346,687,308.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2950%             1.5200%            1.9500%
Monthly Interest Due                                   1,187,083.33          135,111.53         205,834.20          1,528,029.07
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                     1,187,083.33          135,111.53         205,834.20          1,528,029.07
Investor Default Amount                                4,624,574.46          448,444.99         532,529.00          5,605,548.44
Investor Monthly Fees Due                              1,666,666.67          161,616.67         191,920.00          2,020,203.33
Investor Additional Amounts Due
Total Due                                              7,478,324.46          745,173.19         930,283.20          9,153,780.84

Reallocated Investor Finance Charge Collections                                                                    18,325,763.39
Interest and Principal Funding Investment Proceeds                                                                        994.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9709%
Base Rate                                                                                                                3.2378%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                     1,000,000,000.00       96,970,000.00     115,152,000.00      1,212,122,000.00
Interest Distributions                                 1,187,083.33          135,111.53         205,834.20          1,528,029.07
Interest Deposits - Interest Funding Account          (1,187,083.33)        (135,111.53)              0.00         (1,322,194.87)
Interest Funding Account Distributions                         0.00                0.00               0.00                  0.00
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                            0.00                0.00         205,834.20            205,834.20
Ending Interest Funding Account Balance                2,302,222.22          262,034.49               0.00          2,564,256.71
Ending Certificates Balance                        1,000,000,000.00       96,970,000.00     115,152,000.00      1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.19

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.19

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $205,834.20

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $205,834.20

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA): $15,119,738.97

       a. Class A Monthly Interest:                              $1,187,083.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,624,574.46
       e. Excess Spread:                                         $9,308,081.18

   2.  Class B Available Funds:                                  $1,466,064.70

       a. Class B Monthly Interest:                                $135,111.53
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,330,953.17

   3.  Collateral Available Funds:                               $1,740,953.72

       a. Excess Spread:                                         $1,740,953.72

   4.  Total Excess Spread:                                     $12,379,988.06

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2000-4 Allocable Principal
       Collections:                                            $378,694,536.29

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:          $283,192,939.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $283,192,939.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,605,548.44

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $288,798,488.22

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $115,152,000.00

   2.  Required Collateral Invested Amount:                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $288,798,488.22

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                           $12,379,988.06
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $448,444.99
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $205,834.20
   9.  Applied to unpaid Monthly Servicing Fee:                  $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $532,529.00
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $9,172,976.55

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2378%
       b. Prior Monthly Period                                         3.3627%
       c. Second Prior Monthly Period                                  3.5413%

   2.  Three Month Average Base Rate                                   3.3806%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9708%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5620%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4569%



X. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations        Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount              1,053,575,326.09      787,878,000.00     265,697,326.09
Beginning Adjusted Invested Amount                              N/A      787,878,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               15,928,736.66       11,911,726.55       4,017,010.11
Collections of Principal Receivables                 246,151,042.44      184,075,107.13      62,075,935.31
Defaulted Amount                                       4,872,337.55        3,643,600.48       1,228,737.07

Ending Invested / Transferor Amounts               1,013,224,378.52      787,878,000.00     225,346,378.52


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2400%             1.4800%            1.9500%
Monthly Interest Due                                     738,833.33           85,510.70         133,790.80            958,134.83
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       738,833.33           85,510.70         133,790.80            958,134.83
Investor Default Amount                                3,005,973.40          291,486.93         346,140.15          3,643,600.48
Investor Monthly Fees Due                              1,083,333.33          105,050.00         124,746.67          1,313,130.00
Investor Additional Amounts Due
Total Due                                              4,828,140.07          482,047.63         604,677.62          5,914,865.31

Reallocated Investor Finance Charge Collections                                                                    11,911,726.55
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1885%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       650,000,000.00       63,030,000.00      74,848,000.00        787,878,000.00
Interest Distributions                                   738,833.33           85,510.70         133,790.80            958,134.83
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      738,833.33           85,510.70         133,790.80            958,134.83
Ending Certificates Balance                          650,000,000.00       63,030,000.00      74,848,000.00        787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.14

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.36

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.36

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $133,790.80

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $133,790.80

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,827,184.23

       a. Class A Monthly Interest:                                $738,833.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,005,973.40
       e. Excess Spread:                                         $6,082,377.50

   2.  Class B Available Funds:                                    $952,934.50

       a. Class B Monthly Interest:                                 $85,510.70
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $867,423.80

   3.  Collateral Available Funds:                               $1,131,607.82

       a. Excess Spread:                                         $1,131,607.82

   4.  Total Excess Spread:                                      $8,081,409.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2000-5 Allocable Principal
       Collections:                                            $246,151,042.44

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:          $184,075,107.13

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $184,075,107.13

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,643,600.48

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $187,718,707.60

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $74,848,000.00

   2.  Required Collateral Invested Amount:                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $187,718,707.60

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                            $8,081,409.12
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $291,486.93
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $133,790.80
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $346,140.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,996,861.24

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1885%
       b. Prior Monthly Period                                         3.3708%
       c. Second Prior Monthly Period                                  3.5380%

   2.  Three Month Average Base Rate                                   3.3658%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XI. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations         Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount              1,002,923,669.10      750,000,000.00     252,923,669.10
Beginning Adjusted Invested Amount                              N/A      750,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               15,162,947.18       11,339,058.73       3,823,888.45
Collections of Principal Receivables                 234,317,092.02      175,225,517.59      59,091,574.44
Defaulted Amount                                       4,638,095.19        3,468,430.85       1,169,664.34

Ending Invested / Transferor Amounts                 964,512,632.53      750,000,000.00     214,512,632.53


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2400%             1.5200%            2.0500%
Monthly Interest Due                                     703,312.50           83,600.00         133,890.63            920,803.13
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       703,312.50           83,600.00         133,890.63            920,803.13
Investor Default Amount                                2,861,455.45          277,474.47         329,500.93          3,468,430.85
Investor Monthly Fees Due                              1,031,250.00          100,000.00         118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,596,017.95          461,074.47         582,141.56          5,639,233.97

Reallocated Investor Finance Charge Collections                                                                    11,339,058.73
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.2014%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         -----------                -----

Beginning Certificates Balance                       618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00
Interest Distributions                                   703,312.50           83,600.00         133,890.63            920,803.13
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      703,312.50           83,600.00         133,890.63            920,803.13
Ending Certificates Balance                          618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.14

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $133,890.63

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $133,890.63

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,354,723.45

       a. Class A Monthly Interest:                                $703,312.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,861,455.45
       e. Excess Spread:                                         $5,789,955.50

   2.  Class B Available Funds:                                    $907,124.70

       a. Class B Monthly Interest:                                 $83,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $823,524.70

   3.  Collateral Available Funds:                               $1,077,210.58

       a. Excess Spread:                                         $1,077,210.58

   4.  Total Excess Spread:                                      $7,690,690.78

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2001-1 Allocable Principal
       Collections:                                            $234,317,092.02

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:          $175,225,517.59

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $175,225,517.59

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,468,430.85

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $178,693,948.43

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $178,693,948.43

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                            $7,690,690.78
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $277,474.47
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $133,890.63
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $329,500.93
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,699,824.76

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2014%
       b. Prior Monthly Period                                         3.3837%
       c. Second Prior Monthly Period                                  3.5508%

   2.  Three Month Average Base Rate                                   3.3786%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations        Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount                334,307,889.70      250,000,000.00      84,307,889.70
Beginning Adjusted Invested Amount                              N/A      250,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables                5,054,315.73        3,779,686.24       1,274,629.48
Collections of Principal Receivables                  78,105,697.34       58,408,505.86      19,697,191.48
Defaulted Amount                                       1,546,031.73        1,156,143.62         389,888.11

Ending Invested / Transferor Amounts                 321,504,210.84      250,000,000.00      71,504,210.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               5.5300%             5.8300%            1.9500%
Monthly Interest Due                                     996,552.08           72,875.00          33,515.63          1,102,942.71
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       996,552.08           72,875.00          33,515.63          1,102,942.71
Investor Default Amount                                1,000,064.23           69,368.62          86,710.77          1,156,143.62
Investor Monthly Fees Due                                360,416.67           25,000.00          31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                              2,357,032.98          167,243.62         151,476.40          2,675,752.99

Reallocated Investor Finance Charge Collections                                                                     3,779,686.24
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                6.7231%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       216,250,000.00       15,000,000.00      18,750,000.00        250,000,000.00
Interest Distributions                                   996,552.08           72,875.00          33,515.63          1,102,942.71
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      996,552.08           72,875.00          33,515.63          1,102,942.71
Ending Certificates Balance                          216,250,000.00       15,000,000.00      18,750,000.00        250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.61

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $33,515.63

   2 . Amount distributed in respect of Collateral
       Monthly Interest:                                            $33,515.63

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $3,269,428.60

       a. Class A Monthly Interest:                                $996,552.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,000,064.23
       e. Excess Spread:                                         $1,272,812.29

   2.  Class B Available Funds:                                    $226,781.17

       a. Class B Monthly Interest:                                 $72,875.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $153,906.17

   3.  Collateral Available Funds:                                 $283,476.47

       a. Excess Spread:                                           $283,476.47

   4.  Total Excess Spread:                                      $1,710,194.93

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2001-2 Allocable Principal
       Collections:                                             $78,105,697.34

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:           $58,408,505.86

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $58,408,505.86

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $1,156,143.62

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $59,564,649.48

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $18,750,000.00

   2.  Required Collateral Invested Amount:                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $59,564,649.48

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                            $1,710,194.93
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                     $69,368.62
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $33,515.63
   9.  Applied to unpaid Monthly Servicing Fee:                    $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                             $86,710.77
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,103,933.25

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.7231%
       b. Prior Monthly Period                                         7.1521%
       c. Second Prior Monthly Period                                  7.8987%

   2.  Three Month Average Base Rate                                   7.2580%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XIII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations        Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount              1,002,923,669.10      750,000,000.00     252,923,669.10
Beginning Adjusted Invested Amount                              N/A      750,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               15,162,947.18       11,339,058.73       3,823,888.45
Collections of Principal Receivables                 234,317,092.02      175,225,517.59      59,091,574.44
Defaulted Amount                                       4,638,095.19        3,468,430.85       1,169,664.34

Ending Invested / Transferor Amounts                 964,512,632.53      750,000,000.00     214,512,632.53


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2300%             1.4800%            1.9500%
Monthly Interest Due                                     697,640.63           81,400.00         127,359.38            906,400.00
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       697,640.63           81,400.00         127,359.38            906,400.00
Investor Default Amount                                2,861,455.45          277,474.47         329,500.93          3,468,430.85
Investor Monthly Fees Due                              1,031,250.00          100,000.00         118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,590,346.07          458,874.47         575,610.31          5,624,830.85

Reallocated Investor Finance Charge Collections                                                                    11,339,058.73
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1802%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00
Interest Distributions                                   697,640.63           81,400.00         127,359.38            906,400.00
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      697,640.63           81,400.00         127,359.38            906,400.00
Ending Certificates Balance                          618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.13

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.36

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.36

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $127,359.38

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $127,359.38

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,354,723.45

       a. Class A Monthly Interest:                                $697,640.63
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,861,455.45
       e. Excess Spread:                                         $5,795,627.38

   2.  Class B Available Funds:                                    $907,124.70

       a. Class B Monthly Interest:                                 $81,400.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $825,724.70

   3.  Collateral Available Funds:                               $1,077,210.58

       a. Excess Spread:                                         $1,077,210.58

   4.  Total Excess Spread:                                      $7,698,562.66

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2001-3 Allocable Principal
       Collections:                                            $234,317,092.02

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:          $175,225,517.59

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $175,225,517.59

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,468,430.85

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $178,693,948.43

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $178,693,948.43

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                            $7,698,562.66
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $277,474.47
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $127,359.38
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $329,500.93
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,714,227.88

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1801%
       b. Prior Monthly Period                                         3.3624%
       c. Second Prior Monthly Period                                  3.5296%

   2.  Three Month Average Base Rate                                   3.3574%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XIV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations        Interest              Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount                969,492,880.13      725,000,000.00     244,492,880.13
Beginning Adjusted Invested Amount                              N/A      725,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               14,657,515.61       10,961,090.10       3,696,425.50
Collections of Principal Receivables                 226,506,522.29      169,384,667.00      57,121,855.29
Defaulted Amount                                       4,483,492.01        3,352,816.48       1,130,675.53

Ending Invested / Transferor Amounts                 932,362,211.44      725,000,000.00     207,362,211.44


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2300%             1.4800%            2.0500%
Monthly Interest Due                                     674,385.94           78,686.67         129,427.60            882,500.21
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       674,385.94           78,686.67         129,427.60            882,500.21
Investor Default Amount                                2,766,073.60          268,225.32         318,517.57          3,352,816.48
Investor Monthly Fees Due                                996,875.00           96,666.67         114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                              4,437,334.54          443,578.65         562,736.84          5,443,650.03

Reallocated Investor Finance Charge Collections                                                                    10,961,090.10
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1898%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       598,125,000.00       58,000,000.00      68,875,000.00        725,000,000.00
Interest Distributions                                   674,385.94           78,686.67         129,427.60            882,500.21
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      674,385.94           78,686.67         129,427.60            882,500.21
Ending Certificates Balance                          598,125,000.00       58,000,000.00      68,875,000.00        725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.13

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.36

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.36

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $129,427.60

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $129,427.60

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,042,899.34

       a. Class A Monthly Interest:                                $674,385.94
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,766,073.60
       e. Excess Spread:                                         $5,602,439.80

   2.  Class B Available Funds:                                    $876,887.21

       a. Class B Monthly Interest:                                 $78,686.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $798,200.54

   3.  Collateral Available Funds:                               $1,041,303.56

       a. Excess Spread:                                         $1,041,303.56

   4. Total Excess Spread:                                       $7,441,943.90

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2001-4 Allocable Principal
       Collections:                                            $226,506,522.29

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:          $169,384,667.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $169,384,667.00

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,352,816.48

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $172,737,483.48

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,875,000.00

   2.  Required Collateral Invested Amount:                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $172,737,483.48

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                            $7,441,943.90
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $268,225.32
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $129,427.60
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $318,517.57
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,517,440.08

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1898%
       b. Prior Monthly Period                                         3.3721%
       c. Second Prior Monthly Period                                  3.5392%

   2.  Three Month Average Base Rate                                   3.3670%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XV. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations         Interest            Interest
----------------------------------                      -----------      ---------------       -----------
Beginning Invested /Transferor Amount                668,615,779.40      500,000,000.00     168,615,779.40
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               10,108,631.45        7,559,372.49       2,549,258.97
Collections of Principal Receivables                 156,211,394.68      116,817,011.72      39,394,382.96
Defaulted Amount                                       3,092,063.46        2,312,287.23         779,776.23

Ending Invested / Transferor Amounts                 643,008,421.68      500,000,000.00     143,008,421.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2800%             1.5500%            2.1500%
Monthly Interest Due                                     484,000.00           56,833.33          93,614.58            634,447.92
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       484,000.00           56,833.33          93,614.58            634,447.92
Investor Default Amount                                1,907,636.97          184,982.98         219,667.29          2,312,287.23
Investor Monthly Fees Due                                687,500.00           66,666.67          79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,079,136.97          308,482.98         392,448.54          3,780,068.48

Reallocated Investor Finance Charge Collections                                                                     7,559,372.49
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.2469%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00
Interest Distributions                                   484,000.00           56,833.33          93,614.58            634,447.92
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      484,000.00           56,833.33          93,614.58            634,447.92
Ending Certificates Balance                          412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.17

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.17

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.42

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.42

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $93,614.58

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $93,614.58

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,236,482.30

       a. Class A Monthly Interest:                                $484,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,907,636.97
       e. Excess Spread:                                         $3,844,845.34

   2.  Class B Available Funds:                                    $604,749.80

       a. Class B Monthly Interest:                                 $56,833.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $547,916.47

   3.  Collateral Available Funds:                                 $718,140.39

       a. Excess Spread:                                           $718,140.39

   4.  Total Excess Spread:                                      $5,110,902.19

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $156,211,394.68

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $116,817,011.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $116,817,011.72

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,312,287.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $119,129,298.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $119,129,298.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                            $5,110,902.19
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $184,982.98
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $93,614.58
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $219,667.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,779,304.01

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2469%
       b. Prior Monthly Period                                         3.4292%
       c. Second Prior Monthly Period                                  3.5964%

   2.  Three Month Average Base Rate                                   3.4242%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XVI. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest            Interest
----------------------------------                      -----------       --------------       -----------
Beginning Invested /Transferor Amount                936,062,091.16      700,000,000.00     236,062,091.16
Beginning Adjusted Invested Amount                              N/A      700,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               14,152,084.03       10,583,121.48       3,568,962.55
Collections of Principal Receivables                 218,695,952.56      163,543,816.41      55,152,136.14
Defaulted Amount                                       4,328,888.84        3,237,202.12       1,091,686.72

Ending Invested / Transferor Amounts                 900,211,790.36      700,000,000.00     200,211,790.36


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2200%             1.4500%            2.0500%
Monthly Interest Due                                     645,837.50           74,433.33         124,964.58            845,235.42
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       645,837.50           74,433.33         124,964.58            845,235.42
Investor Default Amount                                2,670,691.75          258,976.17         307,534.20          3,237,202.12
Investor Monthly Fees Due                                962,500.00           93,333.33         110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,279,029.25          426,742.84         543,332.12          5,249,104.21

Reallocated Investor Finance Charge Collections                                                                    10,583,121.48
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1790%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                   Total
--------------------------------------------                -------             -------        ----------                  -----

Beginning Certificates Balance                       577,500,000.00       56,000,000.00      66,500,000.00        700,000,000.00
Interest Distributions                                   645,837.50           74,433.33         124,964.58            845,235.42
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      645,837.50           74,433.33         124,964.58            845,235.42
Ending Certificates Balance                          577,500,000.00       56,000,000.00      66,500,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.12

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $124,964.58

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $124,964.58

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,731,075.22

       a. Class A Monthly Interest:                                $645,837.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,670,691.75
       e. Excess Spread:                                         $5,414,545.97

   2.  Class B Available Funds:                                    $846,649.72

       a. Class B Monthly Interest:                                 $74,433.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $772,216.39

   3.  Collateral Available Funds:                               $1,005,396.54

       a. Excess Spread:                                         $1,005,396.54

   4.  Total Excess Spread:                                      $7,192,158.90

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2001-6 Allocable Principal
       Collections:                                            $218,695,952.56

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:          $163,543,816.41

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $163,543,816.41

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,237,202.12

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $166,781,018.54

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $66,500,000.00

   2.  Required Collateral Invested Amount:                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $166,781,018.54

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                            $7,192,158.90
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $258,976.17
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $124,964.58
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $307,534.20
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,334,017.27

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1790%
       b. Prior Monthly Period                                         3.3613%
       c. Second Prior Monthly Period                                  3.5284%

   2.  Three Month Average Base Rate                                   3.3562%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XVII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations          Interest           Interest
----------------------------------                      -----------       -----------          -----------
Beginning Invested /Transferor Amount                869,200,513.22      650,000,000.00     219,200,513.22
Beginning Adjusted Invested Amount                              N/A      650,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               13,141,220.89        9,827,184.23       3,314,036.66
Collections of Principal Receivables                 203,074,813.09      151,862,115.24      51,212,697.85
Defaulted Amount                                       4,019,682.49        3,005,973.40       1,013,709.10

Ending Invested / Transferor Amounts                 835,910,948.19      650,000,000.00     185,910,948.19


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2200%             1.4600%            2.0500%
Monthly Interest Due                                     599,706.25           69,593.33         116,038.54            785,338.13
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       599,706.25           69,593.33         116,038.54            785,338.13
Investor Default Amount                                2,479,928.05          240,477.87         285,567.47          3,005,973.40
Investor Monthly Fees Due                                893,750.00           86,666.67         102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                              3,973,384.30          396,737.87         504,522.68          4,874,644.86

Reallocated Investor Finance Charge Collections                                                                     9,827,184.23
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1798%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       536,250,000.00       52,000,000.00      61,750,000.00        650,000,000.00
Interest Distributions                                   599,706.25           69,593.33         116,038.54            785,338.13
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      599,706.25           69,593.33         116,038.54            785,338.13
Ending Certificates Balance                          536,250,000.00       52,000,000.00      61,750,000.00        650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.12

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $116,038.54

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $116,038.54

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,107,426.99

       a. Class A Monthly Interest:                                $599,706.25
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,479,928.05
       e. Excess Spread:                                         $5,027,792.69

   2.  Class B Available Funds:                                    $786,174.74

       a. Class B Monthly Interest:                                 $69,593.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $716,581.41

   3.  Collateral Available Funds:                                 $933,582.50

       a. Excess Spread:                                           $933,582.50

   4.  Total Excess Spread:                                      $6,677,956.59

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2001-7 Allocable Principal
       Collections:                                            $203,074,813.09

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:          $151,862,115.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $151,862,115.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,005,973.40

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $154,868,088.64

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $61,750,000.00

   2.  Required Collateral Invested Amount:                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $154,868,088.64

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                            $6,677,956.59
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $240,477.87
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $116,038.54
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $285,567.47
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,952,539.37

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1798%
       b. Prior Monthly Period                                         3.3621%
       c. Second Prior Monthly Period                                  3.5293%

   2.  Three Month Average Base Rate                                   3.3570%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XVIII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations         Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount              1,230,253,034.10      920,000,000.00     310,253,034.10
Beginning Adjusted Invested Amount                              N/A      920,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               18,599,881.87       13,909,245.37       4,690,636.50
Collections of Principal Receivables                 287,428,966.22      214,943,301.57      72,485,664.64
Defaulted Amount                                       5,689,396.76        4,254,608.50       1,434,788.26

Ending Invested / Transferor Amounts               1,183,135,495.90      920,000,000.00     263,135,495.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2100%             1.5000%            2.1500%
Monthly Interest Due                                     841,857.50          101,200.00         172,250.83          1,115,308.33
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       841,857.50          101,200.00         172,250.83          1,115,308.33
Investor Default Amount                                3,510,052.02          340,368.68         404,187.81          4,254,608.50
Investor Monthly Fees Due                              1,265,000.00          122,666.67         145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,616,909.52          564,235.35         722,105.31          6,903,250.17

Reallocated Investor Finance Charge Collections                                                                    13,909,245.37
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1843%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00
Interest Distributions                                   841,857.50          101,200.00         172,250.83          1,115,308.33
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      841,857.50          101,200.00         172,250.83          1,115,308.33
Ending Certificates Balance                          759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.11

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $172,250.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $172,250.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,475,127.43

       a. Class A Monthly Interest:                                $841,857.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,510,052.02
       e. Excess Spread:                                         $7,123,217.92

   2.  Class B Available Funds:                                  $1,112,739.63

       a. Class B Monthly Interest:                                $101,200.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,011,539.63

   3.  Collateral Available Funds:                               $1,321,378.31

       a. Excess Spread:                                         $1,321,378.31

   4.  Total Excess Spread:                                      $9,456,135.86

K. Reallocated Principal Collections.

   1. Principal Allocation Percentage:                                74.7814%

   2.  Series 2002-1 Allocable Principal
       Collections:                                            $287,428,966.22

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:          $214,943,301.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $214,943,301.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,254,608.50

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $219,197,910.08

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $219,197,910.08

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                            $9,456,135.86
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $340,368.68
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $172,250.83
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $404,187.81
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,005,995.20

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1843%
       b. Prior Monthly Period                                         3.3666%
       c. Second Prior Monthly Period                                  3.5338%

   2.  Three Month Average Base Rate                                   3.3616%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XIX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations         Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount              1,256,997,665.27      940,000,000.00     316,997,665.27
Beginning Adjusted Invested Amount                              N/A      940,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               19,004,227.13       14,211,620.27       4,792,606.86
Collections of Principal Receivables                 293,677,422.00      219,615,982.04      74,061,439.96
Defaulted Amount                                       5,813,079.30        4,347,099.99       1,465,979.31

Ending Invested / Transferor Amounts               1,208,855,832.77      940,000,000.00     268,855,832.77


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2100%             1.4900%            2.1000%
Monthly Interest Due                                     860,158.75          102,710.67         171,902.50          1,134,771.92
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       860,158.75          102,710.67         171,902.50          1,134,771.92
Investor Default Amount                                3,586,357.49          347,768.00         412,974.50          4,347,099.99
Investor Monthly Fees Due                              1,292,500.00          125,333.33         148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                              5,739,016.24          575,812.00         733,710.33          7,048,538.58

Reallocated Investor Finance Charge Collections                                                                    14,211,620.27
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1787%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       775,500,000.00       75,200,000.00      89,300,000.00        940,000,000.00
Interest Distributions                                   860,158.75          102,710.67         171,902.50          1,134,771.92
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      860,158.75          102,710.67         171,902.50          1,134,771.92
Ending Certificates Balance                          775,500,000.00       75,200,000.00      89,300,000.00        940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.11

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  A mount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.37

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.37

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $171,902.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $171,902.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,724,586.73

       a. Class A Monthly Interest:                                $860,158.75
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,586,357.49
       e. Excess Spread:                                         $7,278,070.48

   2.  Class B Available Funds:                                  $1,136,929.62

       a. Class B Monthly Interest:                                $102,710.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,034,218.96

   3.  Collateral Available Funds:                               $1,350,103.93

       a. Excess Spread:                                         $1,350,103.93

   4.  Total Excess Spread:                                      $9,662,393.36

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2002-2 Allocable Principal
       Collections:                                            $293,677,422.00

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:          $219,615,982.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $219,615,982.04

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,347,099.99

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $223,963,082.04

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $89,300,000.00

   2.  Required Collateral Invested Amount:                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $223,963,082.04

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                            $9,662,393.36
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $347,768.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $171,902.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $412,974.50
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,163,081.70

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1787%
       b. Prior Monthly Period                                         3.3610%
       c. Second Prior Monthly Period                                  3.5281%

   2.  Three Month Average Base Rate                                   3.3559%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4. Three Month Average Series Adjusted Portfolio
      Yield                                                           12.4560%



XX. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations        Interest              Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount              1,230,253,034.10      920,000,000.00     310,253,034.10
Beginning Adjusted Invested Amount                              N/A      920,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               18,599,881.87       13,909,245.37       4,690,636.50
Collections of Principal Receivables                 287,428,966.22      214,943,301.57      72,485,664.64
Defaulted Amount                                       5,689,396.76        4,254,608.50       1,434,788.26

Ending Invested / Transferor Amounts               1,183,135,495.90      920,000,000.00     263,135,495.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2100%             1.4800%            2.1000%
Monthly Interest Due                                     841,857.50           99,850.67         168,245.00          1,109,953.17
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       841,857.50           99,850.67         168,245.00          1,109,953.17
Investor Default Amount                                3,510,052.02          340,368.68         404,187.81          4,254,608.50
Investor Monthly Fees Due                              1,265,000.00          122,666.67         145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,616,909.52          562,886.01         718,099.47          6,897,895.00

Reallocated Investor Finance Charge Collections                                                                    13,909,245.37
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1779%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                   Total
--------------------------------------------                -------             -------        ----------                  -----

Beginning Certificates Balance                       759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00
Interest Distributions                                   841,857.50           99,850.67         168,245.00          1,109,953.17
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      841,857.50           99,850.67         168,245.00          1,109,953.17
Ending Certificates Balance                          759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.11

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.36

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.36

   3.  Amount of the distribution in respect of
       class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $168,245.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $168,245.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of
       principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,475,127.43

       a. Class A Monthly Interest:                                $841,857.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,510,052.02
       e. Excess Spread:                                         $7,123,217.92

   2.  Class B Available Funds:                                  $1,112,739.63

       a. Class B Monthly Interest:                                 $99,850.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,012,888.96

   3.  Collateral Available Funds:                               $1,321,378.31

       a. Excess Spread:                                         $1,321,378.31

   4.  Total Excess Spread:                                      $9,457,485.19

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2002-3 Allocable Principal
       Collections:                                            $287,428,966.22

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:          $214,943,301.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $214,943,301.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,254,608.50

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $219,197,910.08

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $219,197,910.08

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                            $9,457,485.19
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $340,368.68
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $168,245.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $404,187.81
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,011,350.37

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1779%
       b. Prior Monthly Period                                         3.3602%
       c. Second Prior Monthly Period                                  3.5273%

   2.  Three Month Average Base Rate                                   3.3551%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XXI. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations         Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount                668,615,779.40      500,000,000.00     168,615,779.40
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               10,108,631.45        7,559,372.49       2,549,258.97
Collections of Principal Receivables                 156,211,394.68      116,817,011.72      39,394,382.96
Defaulted Amount                                       3,092,063.46        2,312,287.23         779,776.23

Ending Invested / Transferor Amounts                 643,008,421.68      500,000,000.00     143,008,421.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.1400%             1.4100%            1.9500%
Monthly Interest Due                                     431,062.50           51,700.00          84,906.25            567,668.75
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       431,062.50           51,700.00          84,906.25            567,668.75
Investor Default Amount                                1,907,636.97          184,982.98         219,667.29          2,312,287.23
Investor Monthly Fees Due                                687,500.00           66,666.67          79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,026,199.47          303,349.65         383,740.20          3,713,289.31

Reallocated Investor Finance Charge Collections                                                                     7,559,372.49
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.0992%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00
Interest Distributions                                   431,062.50           51,700.00          84,906.25            567,668.75
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      431,062.50           51,700.00          84,906.25            567,668.75
Ending Certificates Balance                          412,500,000.00       40,000,000.00      47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3. Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.29

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $84,906.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $84,906.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,236,482.30

       a. Class A Monthly Interest:                                $431,062.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,907,636.97
       e. Excess Spread:                                         $3,897,782.84

   2.  Class B Available Funds:                                    $604,749.80

       a. Class B Monthly Interest:                                 $51,700.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $553,049.80

   3.  Collateral Available Funds:                                 $718,140.39

       a. Excess Spread:                                           $718,140.39

   4.  Total Excess Spread:                                      $5,168,973.02

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2002-4 Allocable Principal
       Collections:                                            $156,211,394.68

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $116,817,011.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $116,817,011.72

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,312,287.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $119,129,298.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $119,129,298.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                            $5,168,973.02
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $184,982.98
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $84,906.25
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $219,667.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,846,083.17

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.0992%
       b. Prior Monthly Period                                         3.2815%
       c. Second Prior Monthly Period                                  3.4486%

   2.  Three Month Average Base Rate                                   3.2764%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XXII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations         Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount                802,338,935.28      600,000,000.00     202,338,935.28
Beginning Adjusted Invested Amount                              N/A      600,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               12,130,357.74        9,071,246.98       3,059,110.76
Collections of Principal Receivables                 187,453,673.62      140,180,414.07      47,273,259.55
Defaulted Amount                                       3,710,476.15        2,774,744.68         935,731.47

Ending Invested / Transferor Amounts                 771,610,106.02      600,000,000.00     171,610,106.02


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2700%             1.5500%            2.1500%
Monthly Interest Due                                     576,262.50           68,200.00         112,337.50            756,800.00
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       576,262.50           68,200.00         112,337.50            756,800.00
Investor Default Amount                                2,289,164.36          221,979.57         263,600.74          2,774,744.68
Investor Monthly Fees Due                                825,000.00           80,000.00          95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                              3,690,426.86          370,179.57         470,938.24          4,531,544.68

Reallocated Investor Finance Charge Collections                                                                     9,071,246.98
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.2386%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------        ----------                  -----

Beginning Certificates Balance                       495,000,000.00       48,000,000.00      57,000,000.00        600,000,000.00
Interest Distributions                                   576,262.50           68,200.00         112,337.50            756,800.00
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      576,262.50           68,200.00         112,337.50            756,800.00
Ending Certificates Balance                          495,000,000.00       48,000,000.00      57,000,000.00        600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.16

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.42

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.42

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $112,337.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $112,337.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,483,778.76

       a. Class A Monthly Interest:                                $576,262.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,289,164.36
       e. Excess Spread:                                         $4,618,351.90

   2.  Class B Available Funds:                                    $725,699.76

       a. Class B Monthly Interest:                                 $68,200.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $657,499.76

   3.  Collateral Available Funds:                                 $861,768.46

       a. Excess Spread:                                           $861,768.46

   4.  Total Excess Spread:                                      $6,137,620.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2002-5 Allocable Principal
       Collections:                                            $187,453,673.62

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:          $140,180,414.07

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $140,180,414.07

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,774,744.68

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $142,955,158.75

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $57,000,000.00

   2.  Required Collateral Invested Amount:                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $142,955,158.75

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                            $6,137,620.12
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $221,979.57
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $112,337.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $263,600.74
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,539,702.31

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2385%
       b. Prior Monthly Period                                         3.4208%
       c. Second Prior Monthly Period                                  3.5880%

   2.  Three Month Average Base Rate                                   3.4158%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XXIII. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations         Interest             Interest
----------------------------------                      -----------      --------------        -----------
Beginning Invested /Transferor Amount                962,806,722.34      720,000,000.00     242,806,722.34
Beginning Adjusted Invested Amount                              N/A      720,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               14,556,429.29       10,885,496.38       3,670,932.91
Collections of Principal Receivables                 224,944,408.34      168,216,496.88      56,727,911.46
Defaulted Amount                                       4,452,571.38        3,329,693.61       1,122,877.77

Ending Invested / Transferor Amounts                 925,932,127.23      720,000,000.00     205,932,127.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2400%             1.5500%            2.1500%
Monthly Interest Due                                     675,180.00           81,840.00         134,805.00            891,825.00
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       675,180.00           81,840.00         134,805.00            891,825.00
Investor Default Amount                                2,746,997.23          266,375.49         316,320.89          3,329,693.61
Investor Monthly Fees Due                                990,000.00           96,000.00         114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                              4,412,177.23          444,215.49         565,125.89          5,421,518.61

Reallocated Investor Finance Charge Collections                                                                    10,885,496.38
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.2135%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       594,000,000.00       57,600,000.00      68,400,000.00        720,000,000.00
Interest Distributions                                   675,180.00           81,840.00         134,805.00            891,825.00
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      675,180.00           81,840.00         134,805.00            891,825.00
Ending Certificates Balance                          594,000,000.00       57,600,000.00      68,400,000.00        720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.14

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.42

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.42

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $134,805.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $134,805.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,980,534.51

       a. Class A Monthly Interest:                                $675,180.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,746,997.23
       e. Excess Spread:                                         $5,558,357.28

   2.  Class B Available Funds:                                    $870,839.71

       a. Class B Monthly Interest:                                 $81,840.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $788,999.71

   3.  Collateral Available Funds:                               $1,034,122.16

       a. Excess Spread:                                         $1,034,122.16

   4.  Total Excess Spread:                                      $7,381,479.15

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2002-6 Allocable Principal
       Collections:                                            $224,944,408.34

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:          $168,216,496.88

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $168,216,496.88

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,329,693.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $171,546,190.50

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,400,000.00

   2.  Required Collateral Invested Amount:                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $171,546,190.50

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                            $7,381,479.15
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $266,375.49
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $134,805.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $316,320.89
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,463,977.77

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2135%
       b. Prior Monthly Period                                         3.3958%
       c. Second Prior Monthly Period                                  3.5629%

   2.  Three Month Average Base Rate                                   3.3907%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XXIV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
----------------------------------                     -----------       --------------        -----------
Beginning Invested /Transferor Amount              1,230,253,034.10      920,000,000.00     310,253,034.10
Beginning Adjusted Invested Amount                              N/A      920,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               18,599,881.87       13,909,245.37       4,690,636.50
Collections of Principal Receivables                 287,428,966.22      214,943,301.57      72,485,664.64
Defaulted Amount                                       5,689,396.76        4,254,608.50       1,434,788.26

Ending Invested / Transferor Amounts               1,183,135,495.90      920,000,000.00     263,135,495.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2100%             1.5000%            2.2000%
Monthly Interest Due                                     841,857.50          101,200.00         176,256.67          1,119,314.17
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       841,857.50          101,200.00         176,256.67          1,119,314.17
Investor Default Amount                                3,510,052.02          340,368.68         404,187.81          4,254,608.50
Investor Monthly Fees Due                              1,265,000.00          122,666.67         145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,616,909.52          564,235.35         726,111.14          6,907,256.00

Reallocated Investor Finance Charge Collections                                                                    13,909,245.37
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1891%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00
Interest Distributions                                   841,857.50          101,200.00         176,256.67          1,119,314.17
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      841,857.50          101,200.00         176,256.67          1,119,314.17
Ending Certificates Balance                          759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.11

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $176,256.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $176,256.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,475,127.43

       a. Class A Monthly Interest:                                $841,857.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,510,052.02
       e. Excess Spread:                                         $7,123,217.92

   2.  Class B Available Funds:                                  $1,112,739.63

       a. Class B Monthly Interest:                                $101,200.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,011,539.63

   3.  Collateral Available Funds:                               $1,321,378.31

       a. Excess Spread:                                         $1,321,378.31

   4.  Total Excess Spread:                                      $9,456,135.86

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2003-1 Allocable Principal
       Collections:                                            $287,428,966.22

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:          $214,943,301.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $214,943,301.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,254,608.50

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $219,197,910.08

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $219,197,910.08

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                            $9,456,135.86
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $340,368.68
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $176,256.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $404,187.81
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,001,989.37

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1891%
       b. Prior Monthly Period                                         3.3714%
       c. Second Prior Monthly Period                                  3.5386%

   2.  Three Month Average Base Rate                                   3.3664%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XXV. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations        Interest              Interest
----------------------------------                      -----------      --------------         ----------
Beginning Invested /Transferor Amount              1,470,954,714.68    1,100,000,000.00     370,954,714.68
Beginning Adjusted Invested Amount                              N/A    1,100,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               22,238,989.20       16,630,619.47       5,608,369.73
Collections of Principal Receivables                 343,665,068.30      256,997,425.79      86,667,642.51
Defaulted Amount                                       6,802,539.61        5,087,031.91       1,715,507.70

Ending Invested / Transferor Amounts               1,414,618,527.71    1,100,000,000.00     314,618,527.71


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2100%             1.4700%            2.2500%
Monthly Interest Due                                   1,006,568.75          118,580.00         215,531.25          1,340,680.00
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                     1,006,568.75          118,580.00         215,531.25          1,340,680.00
Investor Default Amount                                4,196,801.32          406,962.55         483,268.03          5,087,031.91
Investor Monthly Fees Due                              1,512,500.00          146,666.67         174,166.67          1,833,333.33
Investor Additional Amounts Due
Total Due                                              6,715,870.07          672,209.22         872,965.95          8,261,045.24

Reallocated Investor Finance Charge Collections                                                                    16,630,619.47
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1915%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                 Total
--------------------------------------------                -------             -------         ----------                -----

Beginning Certificates Balance                       907,500,000.00       88,000,000.00     104,500,000.00      1,100,000,000.00
Interest Distributions                                 1,006,568.75          118,580.00         215,531.25          1,340,680.00
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                    1,006,568.75          118,580.00         215,531.25          1,340,680.00
Ending Certificates Balance                          907,500,000.00       88,000,000.00     104,500,000.00      1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.11

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $215,531.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $215,531.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,720,261.06

       a. Class A Monthly Interest:                              $1,006,568.75
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,196,801.32
       e. Excess Spread:                                         $8,516,890.99

   2.  Class B Available Funds:                                  $1,330,449.56

       a. Class B Monthly Interest:                                $118,580.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,211,869.56

   3.  Collateral Available Funds:                               $1,579,908.85

       a. Excess Spread:                                         $1,579,908.85

   4.  Total Excess Spread:                                     $11,308,669.40

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2003-2 Allocable Principal
       Collections:                                            $343,665,068.30

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:          $256,997,425.79

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $256,997,425.79

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,087,031.91

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $262,084,457.70

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $104,500,000.00

   2.  Required Collateral Invested Amount:                    $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $262,084,457.70

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                           $11,308,669.40
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $406,962.55
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $215,531.25
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $483,268.03
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,369,574.23

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1915%
       b. Prior Monthly Period                                         3.3738%
       c. Second Prior Monthly Period                                  3.5410%

   2.  Three Month Average Base Rate                                   3.3688%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XXVI. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series        Total  Investor        Transferors
A. Investor/Transferor Allocations                      Allocations        Interest              Interest
----------------------------------                      -----------     ---------------        -----------
Beginning Invested /Transferor Amount              1,002,923,669.10      750,000,000.00     252,923,669.10
Beginning Adjusted Invested Amount                              N/A      750,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               15,162,947.18       11,339,058.73       3,823,888.45
Collections of Principal Receivables                 234,317,092.02      175,225,517.59      59,091,574.44
Defaulted Amount                                       4,638,095.19        3,468,430.85       1,169,664.34

Ending Invested / Transferor Amounts                 964,512,632.53      750,000,000.00     214,512,632.53


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A              Class B           Interest                 Total
--------------------------------------                     -------              -------          ----------                -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.2100%             1.4500%            2.2200%
Monthly Interest Due                                     686,296.88           79,750.00         144,993.75            911,040.63
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       686,296.88           79,750.00         144,993.75            911,040.63
Investor Default Amount                                2,861,455.45          277,474.47         329,500.93          3,468,430.85
Investor Monthly Fees Due                              1,031,250.00          100,000.00         118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,579,002.32          457,224.47         593,244.68          5,629,471.47

Reallocated Investor Finance Charge Collections                                                                    11,339,058.73
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.1870%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00
Interest Distributions                                   686,296.88           79,750.00         144,993.75            911,040.63
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      686,296.88           79,750.00         144,993.75            911,040.63
Ending Certificates Balance                          618,750,000.00       60,000,000.00      71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.11

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $144,993.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $144,993.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,354,723.45

       a. Class A Monthly Interest:                                $686,296.88
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,861,455.45
       e. Excess Spread:                                         $5,806,971.13

   2.  Class B Available Funds:                                    $907,124.70

       a. Class B Monthly Interest:                                 $79,750.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $827,374.70

   3.  Collateral Available Funds:                               $1,077,210.58

       a. Excess Spread:                                         $1,077,210.58

   4.  Total Excess Spread:                                      $7,711,556.41

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2003-3 Allocable Principal
       Collections:                                            $234,317,092.02

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:          $175,225,517.59

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $175,225,517.59

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,468,430.85

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $178,693,948.43

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $178,693,948.43

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                            $7,711,556.41
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $277,474.47
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $144,993.75
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $329,500.93
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,709,587.26

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1870%
       b. Prior Monthly Period                                         3.3693%
       c. Second Prior Monthly Period                                  3.5365%

   2.  Three Month Average Base Rate                                   3.3642%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%



XXVII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series        Total  Investor        Transferors
A. Investor/Transferor Allocations                      Allocations        Interest             Interest
----------------------------------                      -----------     ---------------        -----------
Beginning Invested /Transferor Amount                909,317,459.98      680,000,000.00     229,317,459.98
Beginning Adjusted Invested Amount                              N/A      680,000,000.00                N/A
Floating Allocation Percentage                                  N/A            74.7814%           25.2186%
Principal Allocation Percentage                                 N/A            74.7814%           25.2186%
Collections of Finance Chg. Receivables               13,747,738.78       10,280,746.58       3,466,992.19
Collections of Principal Receivables                 212,447,496.77      158,871,135.95      53,576,360.82
Defaulted Amount                                       4,205,206.30        3,144,710.63       1,060,495.67

Ending Invested / Transferor Amounts                 874,491,453.49      680,000,000.00     194,491,453.49


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A             Class B          Interest                  Total
--------------------------------------                      -------             -------         ----------                 -----

Principal Funding Account                                      0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                0.00               0.00                  0.00
Available Reserve Account Amount                               0.00                0.00               0.00                  0.00
Reserve Account Surplus                                        0.00                0.00               0.00                  0.00

Coupon  January 15, 2004 to February 16, 2004               1.6900%             1.9000%            2.0000%
Monthly Interest Due                                     828,381.67           64,600.00          93,500.00            986,481.67
Outstanding Monthly Interest Due                               0.00                0.00               0.00                  0.00
Additional Interest Due                                        0.00                0.00               0.00                  0.00
Total Interest Due                                       828,381.67           64,600.00          93,500.00            986,481.67
Investor Default Amount                                2,720,174.70          188,682.64         235,853.30          3,144,710.63
Investor Monthly Fees Due                                980,333.33           68,000.00          85,000.00          1,133,333.33
Investor Additional Amounts Due
Total Due                                              4,528,889.70          321,282.64         414,353.30          5,264,525.63

Reallocated Investor Finance Charge Collections                                                                    10,280,746.58
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         11.9699%
Base Rate                                                                                                                3.4480%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A             Class B          Interest                  Total
--------------------------------------------                -------             -------         ----------                 -----

Beginning Certificates Balance                       588,200,000.00       40,800,000.00      51,000,000.00        680,000,000.00
Interest Distributions                                   828,381.67           64,600.00          93,500.00            986,481.67
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                  0.00
Principal Distributions                                        0.00                0.00               0.00                  0.00
Total Distributions                                      828,381.67           64,600.00          93,500.00            986,481.67
Ending Certificates Balance                          588,200,000.00       40,800,000.00      51,000,000.00        680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.41

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $93,500.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $93,500.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,892,845.79

       a. Class A Monthly Interest:                                $828,381.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,720,174.70
       e. Excess Spread:                                         $5,344,289.43

   2.  Class B Available Funds:                                    $616,844.79

       a. Class B Monthly Interest:                                 $64,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $552,244.79

   3.  Collateral Available Funds:                                 $771,055.99

       a. Excess Spread:                                           $771,055.99

   4.  Total Excess Spread:                                      $6,667,590.22

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               74.7814%

   2.  Series 2003-4 Allocable Principal
       Collections:                                            $212,447,496.77

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal Collections:          $158,871,135.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $158,871,135.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,144,710.63

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $162,015,846.58

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $51,000,000.00

   2.  Required Collateral Invested Amount:                     $51,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $162,015,846.58

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

   1.  Excess Spread:                                            $6,667,590.22
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $188,682.64
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $93,500.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $235,853.30
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,016,220.95

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4480%
       b. Prior Monthly Period                                         3.6654%
       c. Second Prior Monthly Period                                  4.0381%

   2.  Three Month Average Base Rate                                   3.7172%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      11.9699%
       b. Prior Monthly Period                                        12.8379%
       c. Second Prior Monthly Period                                 12.5603%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.4560%